Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of CapStar Financial Holdings, Inc. (the “Company”) for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Claire W. Tucker, President and Chief Executive Officer of the Company, certify in my capacity as an officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2017

By:	/s/ Claire W. Tucker
Claire W. Tucker
President and Chief Executive Officer